UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2012

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A Commercial Wharf West, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2012, Converted Organics Inc. ("Company," "we," "our," or "us") entered into separate letter agreements (the "Letter Agreements") with Iroquois Master Fund, Ltd. ("IMF") and an institutional investor (collectively, the "Investors") pursuant to which we agreed to amend the terms of: (i) the convertible notes issued to the Investors pursuant to the Securities Purchase Agreement, dated as of January 3, 2012, by and among the Company, IMF and Iroquois Capital Opportunity Fund LP ("ICOF"), as amended by the letter agreement dated March 12, 2012 (the "January Purchase Agreement"); (ii) the convertible notes we will issue in the future to IMF pursuant to the January Purchase Agreement; and (iii) the convertible notes originally issued to IMF, of which certain of such notes are held by the institutional investor, pursuant to the Securities Purchase Agreement, dated as of April 1, 2011, by and among the Company, IMF and ICOF, as amended from time to time (collectively, the convertible notes issued pursuant to (i), (ii) and (iii) are referred to as the "Notes").

The terms of the Notes were previously disclosed in the Company’s Forms 8-Ks filed April 1, 2011; August 10, 2011; October 20, 2011; November 3, 2011; January 3, 2012; January 17, 2012 and March 14, 2012. Pursuant to the Letter Agreements, we agreed to amend the Notes to issue additional shares of common stock upon the conversion of the Notes if on a conversion date the quotient of (i) the aggregate Note amounts converted by the Note holder on any conversion date divided by (ii) 80% of the lowest bid price of our common stock on such conversion date (the result of such quotient is referred to as the "Bid Price Shares") is greater than the aggregate number of shares of common stock to be delivered by us to the Note holder in respect of such converted aggregate Note amounts (such number of shares to be delivered is referred to as the "Conversion Notice Shares"), then we must deliver to the Note holder an additional number of shares of common stock equal to the difference between (1) the Bid Price Shares minus (2) the Conversion Notice Shares.

The foregoing descriptions of the Letter Agreements and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Letter Agreements attached hereto as exhibits and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Letter Agreement by and among the Company and IMF.
10.2 Letter Agreement by and among the Company and an institutional investor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

March 23, 2012	By:	Edward J. Gildea

Name: Edward J. Gildea
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement by and among the Company and IMF.
10.2	Letter Agreement by and among the Company and an institutional investor.